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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-87278, 333-28443, 333-28445 and 333-28447) of
Chase Industries Inc. of our report dated February 10, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
Detroit, Michigan
March 29, 2000